Exhibit 10.15

CONFIDENTIALTREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

A10 AND RESELLER CONFIDENTIAL

THIRD AMENDMENT

TO RESELLER AGREEMENT

This Third Amendment (the “Third Amendment”). dated as of April 1, 2011, is made in respect of that certain Reseller Agreement between A10 Networks, Inc. (“A10 Networks”) and NEC Corporation (“NEC” or “Reseller”) dated April 2, 2009 (the “Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Agreement.

WHEREAS the parties entered into the Agreement to appoint NEC as a non-exclusive reseller of A10 Networks’ Products for the territory of Japan;

WHEREAS the parties desire to amend the Agreement within this said Third Amendment to Agreement;

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, A10 Networks and Reseller agree as follows:

I.	Amendment of the Agreement. Reseller and Al0 Networks hereby agree to amend the Agreement as follows:

The following service plan is an additional service to basic support described in Section 1 through Section 9 of Reseller Agreement Exhibit B:

A10 Networks Special Service Plan

1.	Parts Delivery Support.

1.1	Service Plan is that A10 Networks prepares replacement units and ships replacement units to address specified by Reseller when A10 Networks approves RMA.

1.2	Reseller shall submit delivery request form with information specified by A10 Networks.

1.3	A10 Networks shall ship replacement units to address specified by Reseller on the following business day when delivery request form is accepted between

A10 AND RESELLER CONFIDENTIAL

9:30-14:00 and in two business days when delivery request form is accepted between 14:00-18:00.

1.4	Replacement units may not be unused Product.

1.5	Service Plan is limited to non End of Sales (EOS) products as of 2011/6/30.

1.6	Service Plan invalidates following part of Section 5.3 of Reseller Agreement Exhibit B:

1.6.1	“A10 Networks will not send the advanced replacement unit to the End User directly”

1.7	Contract period shall be fifteen (15) months for initial year of Product purchase and twelve (12) months for subsequent years.

1.8	Support fee shall be annual [***] of list price if purchased within ninety (90) days of product delivery date and remain annual [***] for the subsequent years including renewal. Annual [***] of list price if purchased after ninety (90) days of product delivery date and remain annual [***] for the subsequent years including renewal.

1.9	Replacement units from A10 Networks shall be arranged to ship outside business hours with additional [***] if delivery request is accepted by 16:00 on business day. Reseller shall place additional order for this shipment.

1.10	Al0 Networks will prepare adequate support units for Hardware support, but Al0 Networks may replace the material hardware with similar or higher specification Product at A10 Networks’ discretion. In case Hardware replacement cannot be performed with the same Product, A10 Networks shall inform it in advance to Reseller by written or electric message, and both company shall discuss and agree to replace the material considering the effect to the customer.

II.	Third Amendment Miscellaneous. As expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions hereof and thereof, and shall constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and therein. The Agreement may only be further amended in writing signed by both the parties thereto. This Third Amendment shall be governed by and construed in accordance with the laws of the state of California, the United States of America. The United Nation Convention on Contracts for the International Sale of Goods does not apply to this Third Amendment, the Agreement or any services, software or goods

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A10 AND RESELLER CONFIDENTIAL

provided in connection herewith or therewith. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers as of the day and year first above written.

A10 Networks, Inc.

By:	/s/ Lee Chen
Name:	Lee Chen
Title:	Founder and CEO
Date:	June 27, 2012

NEC Corporation

By:	/s/ Taiji Yanagawa
Name:	Taiji Yanagawa
Title:	Assistance General Manager
Date:	April 1, 2011